UNITED CAPITAL INVESTMENT CORP.

                              FINANCIAL STATEMENTS

                               FOR THE YEARS ENDED

                           DECEMBER 31, 1998 AND 1997

                              FINANCIAL STATEMENTS


                             Table of Contents                                                     Page
                             -----------------                                                     ----

Independent Auditor's Report ...................................................................    1

Statements of Assets and Liabilities of United Capital
     Investment Corp. as of December 31, 1998 and 1997 .........................................    2

Statements of Operations for the years ended December 31, 1998, 1997 and 1996 ..................    4

Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996  .................

Statements of Stockholders' Equity for the years ended
     December 31, 1998, 1997 and 1996  .........................................................    6

Notes to the Financial Statements ..............................................................    7

Schedule of Portfolio Investments ..............................................................   12

Selected Per Share Data and Ratios .............................................................   13

                             Michael C. Finkelstein
                           Certified Public Accountant

704 Ginesi Drive - Suite 23                         253 Fifth Avenue, 5th  Floor
Morganville, New Jersey  07751                      New York, New York  10016
Tel. (732) 972-2700                                 Tel. (212) 689-4633
Fax. (732) 972-5001


Board of Directors
United Capital Investment Corp.

                          Independent Auditors' Report

     We have audited the accompanying statements of assets and liabilities of United Capital Investment Corp. (the "Company"), including the schedule of portfolio investments, as of December 31, 1998 and 1997 and the related statements of operations, cash flows and stockholders' equity for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in Note 2, these financial statements were prepared in conformity with the accounting practices prescribed by the Small Business Administration, which provides for specific allocations of certain types of income to specific capital accounts. As explained in Note 2, the financial statements include securities valued at $3,134,471 and $3,619,838 (154% and 173% of the net assets), whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of value of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from values that would have been used had a ready market for the securities existed, and the differences could be material.

     In our opinion, the financial statements referred to above, present fairly, in all material respects, the Company's financial position as of December 31, 1998 and 1997 and the results of its operation and its cash flows for the years then ended in conformity with generally accepted accounting principles.




February 18, 1999

Certified Public Accountants

                         UNITED CAPITAL INVESTMENT CORP.
                      STATEMENTS OF ASSETS AND LIABILITIES


                                     ASSETS

                                                                        December 31
                                                                  1998              1997
                                                                  ----              ----
Loans Receivable - Long Term Portion (Note 2)                  $ 3,172,951    $ 3,647,254
     Less:  Unrealized Depreciation on Loans Receivable            (38,480)       (27,416)
                                                                              -----------
                                                                 3,134,471      3,619,838


     Less:  Current Maturities - Loans Receivable                  444,213        506,777
                                                               -----------    -----------

          Total Loans Receivable - Net of Current Maturities     2,690,258      3,113,061
                                                               -----------    -----------

Current Assets:
     Cash                                                        1,719,810      1,558,413
     Accrued Interest Receivable                                    22,381         30,700
     Current Maturities - Loans Receivable (Note 2)                444,213        506,777
     Other Assets                                                   46,557         53,477
                                                               -----------    -----------

          Current Assets                                         2,232,961      2,149,367
                                                               -----------    -----------

          Total Assets                                         $ 4,923,219    $ 5,262,428
                                                               ===========    ===========


                      See Notes to the Financial Statements

                         UNITED CAPITAL INVESTMENT CORP.
                      STATEMENTS OF ASSETS AND LIABILITIES


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                        December 31
                                                                     1998          1997
                                                                     ----          ----
Long Term Debt:
     Debenture Payable to SBA (Note 4)                           $ 1,800,000    $ 1,800,000
     Class B, 4% Cumulative, 15 Year Redeemable
       Preferred Stock (Note 5)                                      900,000        900,000
                                                                 -----------    -----------

          Total Long Term Debt                                     2,700,000      2,700,000
                                                                 -----------    -----------

Current Liabilities
     Loans Payable - Credit Line (Note 3)                                 --        350,000
     Accrued Interest Payable                                         20,500         23,728
     Other Current Liabilities                                        61,742         35,871
     Accrued SBA Dividends                                           108,000         72,000
                                                                 -----------    -----------

          Total Current Liabilities                                  190,242        481,599
                                                                 -----------    -----------

          Total Liabilities                                        2,890,242      3,181,599
                                                                 -----------    -----------

Commitments and Contingencies                                             --             --

Stockholders' Equity: (Notes 5, 6 and 8)
     Class A, 3% Cumulative Preferred Stock, $1,000 Par Value;
     1,000 Shares Authorized                                              --             --

Class B, 4% Cumulative, 15 Year Redeemable Preferred Stock,
     $1,000 Par Value; 3,000 Shares Authorized: 900 Shares
     Issued and Outstanding (See Long Term Debt and Note 5)               --             --

Restricted Capital                                                        --         96,791

Common Stock, $.01 Par Value; 300,000 Shares Authorized:
     199,000 Shares Issued and Outstanding                             1,990          1,990

Additional Paid in Capital                                         2,066,493      1,969,702
Retained Earnings                                                    (35,506)        12,346
                                                                 -----------    -----------

          Total Stockholders' Equity                               2,032,977      2,080,829
                                                                 -----------    -----------

          Total Liabilities and Stockholders' Equity             $ 4,923,219    $ 5,262,428
                                                                 ===========    ===========


                      See Notes to the Financial Statement

                         UNITED CAPITAL INVESTMENT CORP.
                            STATEMENTS OF OPERATIONS


                                                             Years Ended December 31,
                                                             ------------------------
                                                         1997         1997         1996
                                                         ----         ----         ----
Revenue:
     Interest Earned on Outstanding Receivables       $ 402,694    $ 409,898   $ 366,559
     Interest Income on Idle Funds                       72,110       82,833      51,991
     Other Income                                        11,067       15,527      10,171
                                                      ---------    ---------   ---------

          Total Revenue                                 485,871      508,258     428,721
                                                      ---------    ---------   ---------

Expenses:
     Interest                                           165,081      164,292     117,448
     Officers Salaries                                  154,000      140,004     140,004
     Professional Fees                                   39,833       30,393      36,323
     Insurance Expense                                    5,550       21,644      19,632
     Pension Expense                                     15,700       14,000      14,000
     Payroll and Other Taxes                             11,348       10,469      10,523
     Depreciation and Amortization                        6,920        6,921         955
     Other Operating Expenses                            41,119       40,404      42,240
                                                      ---------    ---------   ---------

          Total Expenses                                439,551      428,127     381,125
                                                      ---------    ---------   ---------

          Net Investment Income                          46,320       80,131      47,596

          Unrealized Depreciation in Value of
            Investments and Bad Debt Write-Off           57,547       77,704         863
                                                      ---------    ---------   ---------

          Net (Loss) Income Before Taxes                (11,227)       2,427      46,733
          Provision for Taxes                               625          688         704
                                                      ---------    ---------   ---------

          Net (Loss) Income                           $ (11,852)   $   1,739   $  46,029
                                                      =========    =========   =========

          (Loss) Earnings Per Common Share (Note 2)   $    (.06)   $     .01   $     .14
                                                      =========    =========   =========


          Actual Dividends Paid Per Common Share      $      --    $      --   $     .27
                                                      =========    =========   =========


                      See Notes to the Financial Statements

                         UNITED CAPITAL INVESTMENT CORP.
                            STATEMENTS OF CASH FLOWS


                                                                Years Ended December 31
                                                                -----------------------
                                                           1998           1997           1996
                                                           ----           ----           ----
Cash Flow from Operating Activities:
     Net Income (Loss)                                 $   (11,852)   $     1,739    $    46,029
     Depreciation and Amortization                           6,920          6,921            955
     (Increase) Decrease in Accrued Interest                 8,319         (3,013)         2,949
     (Increase) in Other Assets                                 --             --        (49,649)
     Increase in Accrued Liabilities                        58,643         22,252          1,111
     Unrealized Depreciation in Value of Investments        21,548         77,704            864
     Dividends Paid and Accrued                            (36,000)       (36,000)       (85,885)
                                                       -----------    -----------    -----------

Net Cash Provided (Used) by Operating Activities            47,578         69,603        (83,626)
                                                       -----------    -----------    -----------

Cash Flows from Investing Activities:
     Loans Receivable Originated                          (544,524)    (1,458,280)    (1,398,550)
     Repayment of Loans Receivable                         972,343      1,423,736      1,267,820
                                                       -----------    -----------    -----------

Net Cash Provided (Used) by Investing Activities           427,819        (34,544)      (130,730)
                                                       -----------    -----------    -----------

Cash Flow From Financing Activities:
     Net Increase in Debentures Payable to SBA                  --             --        400,000
     Amortization of Restricted Capital                    (96,791)      (127,548)      (127,549)
     Increase in Additional Paid in Capital                 96,791        127,548        127,549
     Increase (Decrease) in Accrued SBA Dividends           36,000         36,000        (48,667)
     Decrease in Loans Payable - Bank                     (350,000)            --             --
                                                       -----------    -----------    -----------

Net Cash (Used) Provided by Financing Activities          (314,000)        36,000        351,333
                                                       -----------    -----------    -----------

Net Increase in Cash                                       161,397         71,059        136,977

Cash Balance - Beginning of Year                         1,558,413      1,487,354      1,350,377
                                                       -----------    -----------    -----------

Cash Balance - End of Period                           $ 1,719,810    $ 1,558,413    $ 1,487,354
                                                       ===========    ===========    ===========

Supplemental Disclosures of Cash Flow Information
   Cash Paid During the Year For:

     Interest                                          $   168,309    $   158,471    $   122,410
                                                       ===========    ===========    ===========

     Taxes                                             $       625    $       688    $       704
                                                       ===========    ===========    ===========


                      See Notes to the Financial Statement

                         UNITED CAPITAL INVESTMENT CORP.
                       STATEMENTS OF STOCKHOLDERS' EQUITY


                                                                       Years Ended December 31
                                                                 1998            1997           1996
                                                                 ----            ----           ----
Class A - See Balance Sheet                                   $        --    $        --    $        --

Class B, 4% Cumulative, 15 Year Redeemable Preferred Stock,
   $1,000 Par Value; 3,000 Shares Authorized: 900 Shares
   Issued and Outstanding (See Long Term Debt and Note 5)              --             --             --
                                                              -----------    -----------    -----------

Common Stock, $.01 Par Value, 300,000 Shares Authorized;
199,000 Shares Issued and Outstanding                               1,990          1,990          1,990
                                                              -----------    -----------    -----------

Additional Paid in Capital - Beginning of Period                1,969,702      1,842,154      1,714,605
Amortization of Restricted Capital                                 96,791        127,548        127,549
                                                              -----------    -----------    -----------

Additional Paid in Capital - End of Period                      2,066,493      1,969,702      1,842,154
                                                              -----------    -----------    -----------

Restricted Capital
     Balance - Beginning of Period                                 96,791        224,339        351,888
     Amortization of Restricted Capital                           (96,791)      (127,548)      (127,549)
                                                              -----------    -----------    -----------

     Balance - End of Period                                           --         96,791        224,339
                                                              -----------    -----------    -----------

Retained Earnings
     Balance, Beginning of Period                                  12,346         46,607         86,463
     Net Income (Loss)                                            (11,852)         1,739         46,029
     Less:  Dividends Paid and Accrued to the SBA                 (36,000)       (36,000)       (85,885)
                                                              -----------    -----------    -----------

     Balance End of Period                                        (35,506)        12,346         46,607
                                                              -----------    -----------    -----------

     Total Stockholders' Equity                               $ 2,032,977    $ 2,080,829    $ 2,115,090
                                                              ===========    ===========    ===========


                      See Notes to The Financial Statements

                         UNITED CAPITAL INVESTMENT CORP.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997


NOTE 1   ORGANIZATION

United Capital Investment Corp. (The "Company") was formed on May 11, 1984, for the purpose of operating as a specialized small business investment company (SSBIC), licensed under the Small Business Investment Act of 1958 and regulated and financed in part by the Small Business Administration (SBA). The Company's business is to provide financing to persons who qualify as disadvantaged persons under applicable SBA regulations.

NOTE 2   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies applied by the Company in the preparation of its financial statements. The Company maintains its accounts and prepares its financial statements on the accrual method of accounting in conformity with generally accepted accounting principles for investment companies.

Valuation of Loans and Investments

As of December 31, 1998, all investments made by the Company have been in the form of loans to closely held corporations. The Board of Directors has valued the investment portfolio based upon the cost of such investments, less a provision for loan losses. However, because of the inherent uncertainty of the valuation, the estimated values might otherwise be significantly higher or lower than the values that would exist in a ready market for such loans which market has not and does not exist. The provision for loan losses of $38,480 represents a good faith determination by the Board of Directors. Substantially, all loans are collateralized by business assets and real estate. See schedule for analysis of loan portfolio.

Recognition of Interest Income

It is the Company's policy to record interest on loans and debt securities only to the extent that management and the Board of Directors anticipate such amounts may be collected. As of December 31, 1998, the Board of Directors elected to accrue interest on substantially all outstanding loans.

Gains or Losses on Securities

Cost of securities sold is reported on the average cost basis. Amounts reported as realized gains and losses are measured by the difference between the proceeds of sale and the cost basis of the investment without regard to unrealized gain or loss reported in prior years.

No gain is recognized on the exchange of one investment security for another, or on the exchange of an equity or debt investment for other tangible or intangible assets.

                         UNITED CAPITAL INVESTMENT CORP.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997


NOTE 2   SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Furniture, Fixtures and Equipment

Fixed assets are recorded at cost. Depreciation is computed on the straight line basis.

Pension Plan

The Company maintains a defined contribution money purchase plan covering all qualifying employees. A provision of $15,700 and $14,000 was included for the years ended December 31, 1998 and 1997, respectively.

Income Taxes

Tax provisions for the various periods were as follows:

             December 31, 1998                      $   625
             December 31, 1997                      $   688
             December 31, 1996                      $   704

The Company has registered as an investment company under the Investment Company Act of 1940 for the first year ended December 31, 1989 and intends to make the election for the current period ending December 31, 1998. A regulated investment company can generally avoid taxation at the corporate level to the extent 90% of the income is distributed to its stockholders.

Earnings Per Share

Earnings per share of common stock are based on a weighted average number of shares outstanding during the period, less preferred stock dividend.

NOTE 3   LOANS PAYABLE - LINE OF CREDIT

Effective February 25, 1993, the Company renewed a $500,000 line of credit with the Hong Kong Shanghai Banking Corp., at the New York prime rate, secured by a blanket lien on all assets and guaranteed personally for the first $150,000 by Mr. Paul Lee, President of the Company.

During December, 1998 the Company paid off the entire balance of the line of credit totaling $350,000.

                         UNITED CAPITAL INVESTMENT CORP.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997


NOTE 3   LOANS PAYABLE - LINE OF CREDIT
(Continued)

                                                                        Maximum               Average
                                                  Weighted               Amount               Amount
                             Balance               Average            Outstanding           Outstanding
                              End of              Interest               During               During
         Date                 Period                Rate                 Period               Period
         ----                 ------                ----                 ------               ------
December 31, 1997             350,000              4.875%                350,000              350,000
December 31, 1998                  --              4.875%                350,000              320,833


NOTE 4   LONG TERM DEBT - SBA SUBORDINATED DEBENTURES

As of December 31, 1998 and 1997, long term debt to the Small Business Administration consisted of the following subordinated debentures:

                                          First            Second
Due Date                                        Five Years                  Principal Amount
--------                                        ----------                  ----------------
September 1, 2001                         5.33%            8.33%               $  400,000
December 18, 2006                         7.08%            7.08%                1,400,000
                                                                                ----------
                                                                               $1,800,000
                                                                               ==========


NOTE 5   REDEEMABLE PREFERRED STOCK

Effective November 21, 1989 Congress passes legislation which alters the preferred stock to a 4 percent cumulative dividend and a fifteen year call provision for all preferred stock sold subsequent to the effective date. The Company amended its certificate of incorporation to create a class A preferred stock $1,000 par value which will consist of the 1,000 outstanding preferred stock and to change the existing 3,000 authorized but unissued shares of preferred stock into a new class B preferred stock $1,000 par value which will carry a 4 percent cumulative dividend rate and a mandatory 15 year redemption.

                         UNITED CAPITAL INVESTMENT CORP.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997


NOTE 5   REDEEMABLE PREFERRED STOCK
(Continued)

Subsequent to the repurchase of the 3% preferred stock (see note 8), the Company retired the class A preferred stock. On February 17, 1995 the Company sold 500 shares of its 15 year redeemable, 4% cumulative preferred stock to the SBA for $500,000 and on September 20, 1991, the Company sold 400 shares of its 15 year redeemable, 4 percent cumulative preferred stock to the SBA for $400,000. The mandatory redemption provisions call for the preferred stock to be repurchased by the Company at its face value. In accordance with Regulation S-X, the Company's financial statements present the preferred stock as Long Term Debt.

NOTE 6   PREFERRED STOCK

As of December 31, 1998 the Company was authorized to issue 4,000 shares of cumulative preferred stock, consisting of 1,000 shares of 3 percent cumulative preferred stock and a second class of 4 percent cumulative, 15 year redeemable preferred stock, $1,000 par value.

As of December 31, 1998, 900 shares of 4 percent preferred stock were issued to the SBA. Each share is entitled to receive 4 percent per annum. Dividends are not required to be paid to the SBA on an annual or other periodic basis, so long as cumulative dividends are paid to the SBA before any other payments are made to shareholders. Such dividends on the preferred stock will be deemed to be earned at the time dividends on the Company's common stock are declared, and accordingly will reduce the amounts available for distribution to the Company's shareholders. As of December 31, 1998, the Company was contingently liable to the SBA on the 4 percent redeemable preferred stock from January 1, 1996 to December 31, 1998 in the amount of $108,000.

NOTE 7   LEASE AGREEMENT

Minimum rental commitments under operating leases in effect as of December 31, 1998 are as follows:

Rental expense for the current period was $16,789. The lease expires on April 30, 2000, and calls for minimum annual rental costs of $13,860.

NOTE 8  REPURCHASE OF 3% PREFERRED STOCK

Effective August 23, 1993, the Company amended its certificate of incorporation granting the SBA a liquidating interest in a newly created restricted capital surplus account. The Company and the SBA entered into a repurchase agreement dated October 5, 1993. Pursuant to the agreement, the Company repurchased all 1,000 shares of its 3% preferred stock, $1,000 par value, from the SBA for a purchase price of $362.257 per share, or an aggregate of $362,257. The repurchase price was at a substantial discount to the original sale price of $1,000 per share. As a condition precedent to the repurchase, the Company granted the SBA a liquidating interest in the restricted capital surplus account.

                         UNITED CAPITAL INVESTMENT CORP.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997


NOTE 8   REPURCHASE OF 3% PREFERRED STOCK
(Continued)

The surplus account was equal to the amount of the repurchase discount less expenses associated with the repurchase. The initial value of the liquidating interest was equal to $637,743. the amount of the repurchase discount on the date of repurchase, and is being amortized over a sixty (60) month period on a straight-line basis. Should the Company be in default under the repurchase agreement, at any time, the liquidating interest will become fixed at the level immediately preceding the event of default and will not decline further until such time as the default is cured or waived. The liquidating interest will expire on the earlier of (I) sixty (60) months from the date of the repurchase agreement, or (ii) if any event of default has occurred and such default has been cured or waived, such later date on which the liquidating interest is full amortized. As of December 31, 1998 the restricted capital account has been fully amortized.

NOTE 9   MANAGEMENT FEES

Effective February 9, 1993, the SBA approved the Company's request for an increase in total compensation to $160,200. Total compensation paid to officers aggregated $154,000, $140,004 and $140,004 for 1998, 1997 and 1996,
respectively.

NOTE 10  RELATED PARTY TRANSACTION

Certain officers and directors of the Company are also shareholders of the Company. Officers' salaries are set by the Board of Directors and are also subject to maximum compensation by the SBA.

NOTE 11  FINANCIAL INSTRUMENTS WITH OFF BALANCE SHEET RISKS

The Company maintained an aggregate of approximately $1,391,784 in various banks in excess of amounts that would be insured by the Federal Depository Insurance Company.

NOTE 12  COMMITMENTS AND CONTINGENCIES

Pursuant to SBA regulations, all SSBIC's issuing debentures subsequent to April 25, 1994, were required to amend their certificates of incorporation to indicate that they have consented , in advance, to the SBA's right to require the removal of officers or directors and to the appointment of the SBA, or its designee, in the event of certain default provisions. Effective November 1994, the Company amended its certificate of incorporation in accordance with the current provision of the SBA regulation.

NOTE 13  SIGNIFICANT CONCENTRATION OF CREDIT RISK

Approximately thirty two percent (32%) of the Company's loan portfolio consists of loans made for the financing and purchase of Dry Cleaners and related equipment.

                         UNITED CAPITAL INVESTMENT CORP.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998


                                                                 Original
  Outstanding            Number                                  Maturity             Balance
  Type of Loan          of Loans         Interest Rate             Date             Outstanding
  ------------          --------         -------------             ----             -----------
  Dry Cleaners             12           10.00% - 15.00%        5 - 15 years           $ 992,437
  Restaurant               7            12.50% - 16.00%        5 - 15 years             532,811
  Deli - Grocery           13            9.50% - 15.00%        4 - 10 years             585,773
  Taxi Cabs                4             8.75% - 13.50%        4 - 15 years             190,374
  Medical Clinic           4            11.50% - 14.00%         4 - 6 years             118,070
  Beauty Salons            3            12.00% - 15.00%        4 - 15 years             173,486
  Herb Store               2             9.00% - 14.00%         4 - 5 years             209,267
  Clothing                 3            13.50% - 15.00%         5 - 8 years             100,321
  Sporting Goods           2            14.00% - 15.00%             4 years              52,529
  Art Supplies             2            13.50% - 15.00%         4 - 6 years              41,531
  Food & Bakery            1                      9.00%             5 years              35,445
  Manufacturing            1              Prime + 1.00%            15 years              97,005
  Import - Export          1                     12.00%             4 years              43,902
                                                                                     ----------
                           55                                                        $3,172,951
                           ==                                                        ==========

                         UNITED CAPITAL INVESTMENT CORP.
                            SUPPLEMENTARY INFORMATION
                            PER SHARE DATA AND RATIOS
                            FOR THE FIVE YEARS ENDED


                                                             December 31,
                                            1998       1997       1996       1995       1994
                                            ----       ----       ----       ----       ----
Per Share Data
Investment Income                          $ 2.45     $ 2.55     $ 2.15     $ 2.36     $ 2.25
Investment Expenses                         (2.22)     (2.15)     (1.91)     (1.84)     (2.09)
                                           ------     ------     ------     ------     ------

          Net Investment Income               .23        .40        .24        .52        .16

Net Realized and Unrealized Gains
     and Losses on Securities                (.28)      (.39)        --         --       (.09)

Dividends                                    (.18)      (.18)      (.44)      (.17)      (.09)

Gain on Repurchase of Preferred Stock          --         --         --         --         --
                                           ------     ------     ------     ------     ------

Net Increase/Decrease in Net Asset Value     (.23)      (.17)      (.20)       .35       (.02)

Net Asset Value - Beginning of Period      $10.45     $10.62     $10.82     $10.47     $10.49
                                           ------     ------     ------     ------     ------

Net Asset Value - End of Year              $10.22     $10.45     $10.62     $10.82     $10.47
                                           ======     ======     ======     ======     ======

Ratios
Ratio of Expenses to Average Net Assets      21.8%      20.4%      17.9%      17.2%      20.9%
                                           ======     ======     ======     ======     ======

Ratio of Net Investment Income to
     Average Net Assets                       2.3%       3.8%       2.2%       4.9%        .6%
                                           ======     ======     ======     ======     ======